Supplement to Premier Accumulation Life[registered trademark symbol] Prospectus dated May 1, 2007 as supplemented

                 Supplement dated November 12, 2010

DWS Variable Series I:  DWS Balanced VIP

Effective August 1, 2010, QS Investors, LLC ("QS Investors") was appointed to serve as investment sub-advisor to the DWS Balanced VIP portfolio pursuant to a sub-advisory agreement between Deutsche Investment Management Americas Inc. and QS Investors.